BUSHIDO CAPITAL US EQUITY ETF Ticker Symbol: SMRI Listed on The Nasdaq Stock Market, LLC	SUMMARY PROSPECTUS November 30, 2025 https://bushidoetf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 30, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://bushidoetf.com/smri. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Bushido Capital US Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.71%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.71%

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$73	$227	$395	$883
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in U.S. listed common stock.
The Fund is expected to generally hold 30 to 50 stocks that are equal weighted within the portfolio. The Fund utilizes a fundamental value approach to individual stock selection that incorporates both quantitative and qualitative analysis. In selecting securities for the Fund, the sub-adviser, Sepio Capital L.P. (the “Sub-Adviser”), primarily focuses on the amount, over a full economic cycle (typically a 3-5 year time period), of free cash flow generated by a business relative to the company’s enterprise value, the return on invested capital the business generates, and the capital allocation track record of a company’s executive management team to determine the attractiveness of a potential Fund holding. The Sub-Adviser measures these attributes over a full economic cycle rather than at various points in time to incorporate longer time frames and therefore different economic environments into its analysis.

The Sub-Adviser screens companies in the Russell 1000 Index and the S&P 500 Index to exclude financial companies and unprofitable firms to identify the starting investment universe. The Russell 1000 Index tracks the largest 1,000 publicly traded U.S companies by market capitalization and, as of September 30, 2025, its components ranged in capitalization from $1.1 billion to $4.5 trillion. The S&P 500 Index tracks 500 of the largest publicly traded U.S. companies by market capitalization and, as of September 30, 2025, its components ranged in capitalization from $6.6 billion to $4.5 trillion. The investment universe is further screened based on the profitability, valuation, and capital allocation metrics discussed above to winnow the number of potential holdings down to approximately 100. The Sub-Adviser analyzes the remaining approximately 100 companies further by evaluating their financial statements, event transcripts, and investor presentations. In addition, a discounted cash flow valuation is performed to quantify the Sub-Adviser’s estimate of each company’s intrinsic value. The current market price is analyzed against the Sub-Adviser’s estimate of intrinsic value to partly determine the attractiveness of a potential holding’s valuation.
A small portion of the portfolio, not to exceed 10% at the time of purchase, may be invested in what the Sub-Adviser deems “special situations.” While not common, during sector or market wide volatility, specific stocks in the financials and, at times, possibly other sectors, may trade for valuations representing compelling risk/reward profiles in the Sub-Adviser’s opinion. The Sub-Adviser may opportunistically invest in financial companies or other businesses that are trading for less than book value with underlying company fundamentals that suggest the business is not in distress. In such instances, the Fund may add 1–5 individual names after performing in depth analysis of the potential holding’s financial statements, the competitive landscape in which the company in question operates, and risk contribution to the overall Fund portfolio. The Sub-Adviser will focus analysis on a potential holding’s balance sheet, profitability, liquidity profile and cost of and availability of capital.
The Sub-Adviser expects that the Fund’s portfolio will be primarily composed of the common stock of U.S. mid- and large-capitalization companies, although the Fund may invest up to 20% of its net assets in other ETFs. The Sub-Adviser may elect to use other ETFs to invest in certain broad markets, sectors or industries where the Sub-Adviser believes the ETF’s inherent diversification and liquidity may be superior from a risk management standpoint to assuming single name equity risk. The Fund will generally be fully invested.
Although the Fund will not concentrate its investments in a particular industry, the Sub-Adviser anticipates that the Fund’s investment process for individual stock selection may often lead to the portfolio being focused on a small number of sectors. These sectors will likely be different over time, as the economic and market environment change.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective . An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “ Additional Information About the Funds’ Principal Investment Risks. ”
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Value-Style Investing Risk. The Sub-Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Sub-Adviser believes are their true values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer. Value stocks can perform differently from the market as a whole and from other types of stocks. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
ETF Risks
• Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market, LLC (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
• Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-ask spread”, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
• Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Management Risk . The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure in implementing investment strategies for the Fund and making purchase or sale decisions that effectively achieve the Fund’s investment objective. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser and the skill of the Sub-Adviser in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the Sub-Adviser’s judgment about markets or sectors, or the attractiveness, intrinsic value, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees).
High Portfolio Turnover Risk. The Fund’s investment strategy may result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative economic, financial, market, business or other developments affecting that sector will have a greater impact on the Fund than on a fund that is not overweighted in that sector. A certain sector may underperform other sectors or the market as a whole. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.
• Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen.
• Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among other factors. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns
• Healthcare Sector Risk. The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations including new regulations and scrutiny related to data privacy, and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence. Companies in the healthcare sector may be subject to adverse government or regulatory actions, which may be costly.
• Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance and an additional index that provides a measure of the Fund’s investment strategy and universe. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://bushidoetf.com or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2025 was 12.23%.
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 12.26% (quarter ended March 31, 2024) and the Fund’s lowest return for a calendar quarter was -4.36% (quarter ended June 30, 2024).
Average Annual Total Returns
(for periods ended December 31, 2024)

Bushido Capital US Equity ETF	1 Year	Since Inception (09/13/2023)
Return Before Taxes	19.14%	19.82%
Return After Taxes on Distributions	18.86%	19.50%
Return After Taxes on Distributions and Sale of Shares	11.53%	15.18%
Solactive GBS United States 1000 Index (reflects no fees or expenses)	24.06%	24.81%
S&P 500 Value Index (reflects no fees or expenses)	12.29%	16.74%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Sepio Capital L.P. (the “Sub-Adviser”)
PORTFOLIO MANAGERS
John Beatson is a Partner and Chief Investment Officer of the Sub-Adviser and has been primarily responsible for the day-to-day management of the Fund since its inception in September 2023.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).

TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.